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                                                                      EXHIBIT 21

                       NATIONAL MEDICAL ENTERPRISES, INC.
                            Subsidiary Corporations
                            Revised August 17, 1994

Note:  All subsidiaries are 100% owned by "NME" unless otherwise indicated.

Assured Investors Life Company
     (a) Stanislaus Life Insurance Company
Cornerstone - West, Inc.
H.F.I.C. Management Company, Inc.
     (a) Health Facilities Insurance Corp., Ltd. - Bermuda
International-NME, Inc.
     (a) LEIR Canada, Inc.
     (a) N.M.E. International (Cayman) Limited - Cayman Islands, B.W.I.- (99%)
           (b) B.V. Hospital Management - Netherlands
           (b) Pacific Medical Enterprises Sdn. Bhd. - Malaysia
                 (c) Hyacinth Sdn. Bhd. - Joint Venture - (49%)
     (a) Subang Jaya Medical Center Sdn. Bhd. (30%)
     (a) NME Asia Pte Limited
           (b) Bumrungrad Medical Center Limited (40%)
           (b) Mount Elizabeth Healthcare Holdings Ltd. (80.54%)
              (Formerly: NME (Singapore) Holdings Limited)
              (19.46% owned by International - NME, Inc.)
                 (c) Mount Elizabeth Hospital Ltd.
                       (d) East Shore Hospital Pte Ltd
                              (e) Renalcare (Katong) Pte Ltd
                       (d) Medi-Rad Associates Pte Ltd - (71.2%)
                              (e) Khim Medicare Pte Ltd - (67.3%)
                       (d) MENA Services Pte Ltd
                       (d) Mount Elizabeth Healthcare Services Pte Ltd
                       (d) Mount Elizabeth Health Care Sdn Bhd - Malaysia
                       (d) Mount Elizabeth Managed Care Services Pte Ltd
                       (d) Mount Elizabeth Ophthalmic Investments Pte Ltd -
                          (66.5%)
                       (d) Radiology Consultants Pte Ltd
                       (d) Renalcare Mount Elizabeth Pte Ltd - (20%)
     (a) Medicalia International, B.V. - Netherlands
National Medical Enterprises Corp.
     (a) Westminster Health Care Holdings Plc (UK) (42%)
        (Formerly: NME (UK) Limited)
           (b) Westminster Health Care Limited -(UK) (90%)
                 (c) Westminster Health Care (Properties) Limited - (UK)
                 (c) Burleigh House Properties Limited
     (a) Newbridge Hospitals Limited -(UK)
           (b) NME Management Services (UK) Ltd.
     (a) NME UK Properties, Limited
NME (Australia) Pty., Limited
     (a) Australian Medical Enterprises Ltd. (51.94%)
           (b) AME Trust (Formerly: Markalinga Trust)
           (b) AME Hospitals Pty Limited (Formerly: Markalinga Nom Pty Ltd.)
           (b) Victoria House Holdings Pty Ltd.
NME Headquarters, Inc.
NME Hospitals, Inc.
     (a) Brookhaven Hospital, Inc.

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           (b) Brookhaven Pavilion, Inc.
     (a) Germantown Community Hospital-Methodist East, Inc.
     (a) Instant Care Centers of America, Inc. (80%) (Inactive)
     (a) National Managed Med, Inc.
     (a) National Med, Inc.
     (a) National Medical Hospital of Tullahoma, Inc.
     (a) National Medical Hospital of Wilson County, Inc.
     (a) National Medical Services, Inc.
     (a) National Medical Ventures, Inc.
           (b) Litho I - LP
           (b) McHenry Surgery Center Partners, Ltd - LP
           (b) Redding Surgi Center - LP
     (a) NM Ventures - California, Inc.
     (a) NM Ventures of North County, Inc.
     (a) NME Hospitals Dallas, Inc.
     (a) NME Medical de Mexico, S.A. de C.V.
     (a) NMV Alvarado, Inc. (DISSOLVED 6/9/93)
     (a) NMV Dallas, Inc. (DISSOLVED 11/1/93)
     (a) NMV Hollywood, Inc.
           (b) Hollywood Medical Center - LP
     (a) NMV Tennessee
     (a) NMV-I, Inc.   (DISSOLVED 6/1/93)
     (a) NMV-II, Inc.
           (b) West Boca OB Unit - LP
     (a) NMV Texas, Inc.
     (a) Preferred Medical Systems of California, Inc.
     (a) Rehabilitative Driving Resources, Inc. (non-profit)
     (a) West Coast PT Clinic, Inc.
     (a) Who Advertising, Inc. (DISSOLVED 11/22/93)
NME Medical, Inc.
NME PIP Funding I, Inc.
NME Properties Corp.
     (a) AK, Inc.
     (a) Cascade Insurance Company, Ltd.
     (a) Guardian Medical Services, Inc.
     (a) Hammond Holiday Home, Inc.
     (a) Total Renal Care. Inc. (25%)
           (b) Medical Ambulatory Care, Inc.
                  (c) Arizona-New Mexico Community Hemodialysis Services, Inc.
                  (c) Continental at Home, Inc. (DISSOLVED 8/9/94)
                  (c) Continental Dialysis Center, Inc. (90%)
                  (c) Continental Dialysis Center of Springfield-Fairfax, Inc.
                     (90%)
                  (c) Continental Dialysis Center of Sterling-Dulless, Inc.
                     (90%)
                  (c) Garey Dialysis Center - GP (60%)
                  (c) Kidney Dialysis Care Units, Inc.
                  (c) Los Angeles Dialysis Center - GP (65%)
                  (c) New Mexico Dialysis Services, Inc.
                  (c) Nova Therapeutic Supply, Inc.
                  (c) Pacific Coast Dialysis Center - GP (63%)
                  (c) University Park Dialysis Center - GP (50%)
                  (c) Valley Dialysis Associates, Inc.
                  (c) Wilshire Dialysis Center - GP (50%)
     (a) NME Properties, Inc.

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           (b) Lake Health Care Facilities, Inc.
           (b) NME Properties of Western Michigan, Inc.
           (b) NME Properties West, Inc.
                 (c) Morgan Manors, Inc.
           (b) Northwest Continuum Care Center, Inc.
     (a) NME Property Corp of Texas
     (a) NME Property Holding Co., Inc.
     (a) Sedgwick Convalescent Center, Inc.
NME Property Partners, Limited Partnership (90%)
NME Rehabilitation Properties, Inc.
NME Specialty Hospitals, Inc.
     (a) National Medical Specialty Hospital of Redding
     (a) NME Management Services, Inc.
     (a) NME New Beginnings, Inc.
           (b) Addiction Treatment Centers of Maryland, Inc.
           (b) Alcoholism Treatment Centers of New Jersey, Inc.
           (b) Health Institutes, Inc.
                 (c) Fenwick Hall, Inc.
                 (c) Health Institutes Investments, Inc.
           (b) NME New Beginnings-Western, Inc.
                 (c) Norquest/RCA-W Bitter Lake Partnership
     (a) NME Partial Hospital Services Corporation
     (a) NME Psychiatric Hospitals, Inc.
           (b) The Huron Corporation
     (a) NME Rehabilitation Hospitals, Inc.
     (a) Psychiatric Management Services Company
NME Psychiatric Properties, Inc.
     (a) Alvarado Parkway Institute, Inc.
     (a) Baywood Hospital, Inc.
     (a) Brawner Hospital, Inc.
           (b) Evaluation and Assistance Programs of Atlanta, Inc. (50%) (DISSOLVED 9/2/92)
     (a) Contemporary Psychiatric Hospitals, Inc.
     (a) Elmcrest Manor Psychiatric Institute, Inc.
           (b) Elmcrest Manor Joint Venture (50%)
     (a) Gwinnett Psychiatric Institute, Inc.
     (a) Jefferson Hospital, Inc.
     (a) Lake Hospital and Clinic, Inc. (97.875%)
     (a) Lakewood Psychiatric Hospitals, Inc.
     (a) Laurel Oaks Residential Treatment Center, Inc.
     (a) Leesburg Institute, Inc.
     (a) Manatee Palms Residential Treatment Center, Inc.
     (a) Manatee Palms Therapeutic Group Home, Inc.
     (a) Medfield Residential Treatment Center, Inc.
     (a) Modesto Psychiatric Hospitals, Inc.
     (a) Modesto Psychiatric Realty, Inc.
           (b) Modesto Associates Limited Partnership (CANCELED 8/31/93)
     (a) Naperville Psychiatric Ventures
     (a) Nashua Brookside Hospital, Inc.
     (a) North Houston Healthcare Campus, Inc.
     (a) Northeast Behavioral Health, Inc.
     (a) Northeast Psychiatric Associates - 2, Inc.
     (a) Outpatient Recovery Centers, Inc.

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     (a) P.D. at New Baltimore, Inc.
     (a) P.I.A. Alexandria, Inc.
     (a) P.I.A. Canoga Park, Inc.
     (a) P.I.A. Cape Girardeau, Inc.
     (a) P.I.A. Capital City, Inc.
     (a) P.I.A. Central Jersey, Inc.
     (a) P.I.A. Colorado, Inc.
     (a) P.I.A. Connecticut Development Company, Inc.
           (b) P.I.A. Connecticut Development/Ameen-Fierman (50%)
     (a) P.I.A. Cook County, Inc.
     (a) P.I.A. Denton, Inc.
     (a) P.I.A. Detroit, Inc.
           (b) Harbor Oaks Hospital Limited Partnership
     (a) P.I.A. Educational Institute, Inc.
     (a) P.I.A. of Fort Worth, Inc.
     (a) P.I.A. Green Bay, Inc.
     (a) P.I.A. Highland, Inc.
           (b) Highland Psychiatric Associates (50%)
     (a) P.I.A. Highland Realty, Inc.
           (b) Highland Realty Associates (49%) (partnership)
     (a) P.I.A. Indianapolis, Inc.
     (a) P.I.A. Kansas City, Inc.
     (a) P.I.A. Lincoln, Inc.
     (a) P.I.A. Long Beach, Inc.
     (a) P.I.A. Maryland, Inc.
     (a) P.I.A. Michigan City, Inc.
     (a) P.I.A. Milwaukee, Inc.
     (a) P.I.A. Modesto, Inc.
     (a) P.I.A. Modesto Realty, Inc. (DISSOLVED 8/27/93)
           (b) Modesto Realty Limited Partnership (CANCELED 8/27/93)
     (a) P.I.A. Naperville, Inc.
     (a) P.I.A. New Jersey, Inc.
     (a) P.I.A. North Jersey, Inc.
     (a) P.I.A. Northern New Mexico, Inc.
     (a) P.I.A. Panama City, Inc.
     (a) P.I.A. Randolph, Inc.
     (a) P.I.A. Rockford, Inc.
     (a) P.I.A. of Rocky Mount, Inc.
     (a) P.I.A. Salt Lake City, Inc.
     (a) P.I.A. San Antonio, Inc.
     (a) P.I.A. San Ramon, Inc.
     (a) P.I.A. Sarasota Palms, Inc.
     (a) P.I.A. Seattle, Inc.
     (a) P.I.A. Slidell, Inc.
     (a) P.I.A. Solano, Inc.
     (a) P.I.A. Specialty Press, Inc.
     (a) P.I.A. Stafford, Inc.
     (a) P.I.A. Stockton, Inc.
     (a) P.I.A. Tacoma, Inc.
     (a) P.I.A. Tidewater Realty, Inc.
           (b) I.P.T. Associates (50%) (partnership)
     (a) P.I.A. Topeka, Inc.
     (a) P.I.A. Visalia, Inc.

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     (a) P.I.A. Waxahachie, Inc.
     (a) P.I.A. Westbank, Inc.
     (a) P.I.A.C. Realty Company, Inc.
     (a) PIAFCO, Inc.
     (a) Pinewood Hospital, Inc.
     (a) Potomac Ridge Treatment Center, Inc.
     (a) Psychiatric Division Consolidation, Inc.
     (a) Psychiatric Facility at Amarillo, Inc.
     (a) Psychiatric Facility at Asheville, Inc.
     (a) Psychiatric Facility at Azusa, Inc.
     (a) Psychiatric Facility at Evansville, Inc.
     (a) Psychiatric Facility at Lafayette, Inc.
     (a) Psychiatric Facility at Lawton, Inc.
     (a) Psychiatric Facility at Medfield, Inc.
     (a) Psychiatric Facility at Memphis, Inc.
     (a) Psychiatric Facility at Palm Springs, Inc.
     (a) Psychiatric Facility at Yorba Linda, Inc.
     (a) Psychiatric Institute of Alabama, Inc.
     (a) Psychiatric Institute of Atlanta, Inc.
     (a) Psychiatric Institute of Bedford, Inc.
     (a) Psychiatric Institute of Bucks County, Inc.
     (a) Psychiatric Institute of Chester County, Inc.
     (a) Psychiatric Institute of Columbus, Inc.
     (a) Psychiatric Institute of Delray, Inc.
     (a) Psychiatric Institute of Northern Kentucky, Inc.
     (a) Psychiatric Institute of Northern New Jersey, Inc.
     (a) Psychiatric Institute of Orlando, Inc.
     (a) Psychiatric Institute of Richmond, Inc.
     (a) Psychiatric Institute of San Jose, Inc.
     (a) Psychiatric Institute of Sherman, Inc.
     (a) Psychiatric Institute of Washington, D.C., Inc.
     (a) Residential Treatment Center of Memphis, Inc.
     (a) Residential Treatment Center of Montgomery County, Inc.
     (a) The Residential Treatment Center of the Palm Beaches, Inc.
     (a) RiverWood Center, Inc.
     (a) Sandpiper Company, Inc.
     (a) Southern Crescent Psychiatric Institute, Inc.
     (a) Southwood Psychiatric Centers, Inc.
     (a) Springwood Residential Treatment Centers, Inc.
     (a) Tidewater Psychiatric Institute, Inc.
     (a) The Treatment Center at Bedford, Inc.
     (a) Tucson Psychiatric Institute, Inc.
     (a) Tulsa County Health Services, Inc.
Northshore Hospital Management Corporation
RHSC Hospitals, Inc.
     (a) Allegheny Health Corporation
     (a) Blair County Health Corporation
     (a) Broward County Health Corporation
     (a) C.C. Health Corporation
     (a) Capital Hospital Corporation
     (a) Corpus Christi Rehab Realty, Inc.
          (b) Corpus Christi Realty Limited Partnership
     (a) Edison Rehab Corporation

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     (a) El Paso Health Corporation
     (a) Extended Care Centers, Inc.
     (a) FC Health Corporation
     (a) Healthcare Development, Inc.
     (a) Intervalley Health Corporation
     (a) Lakeside Health Corporation
     (a) LEIR Institute, Inc.
     (a) Montgomery Rehabilitation Hospital, Inc.
     (a) Neuro-Rehab Associates, Inc. (51%)
     (a) Outpatient Rehab of Montgomery County, Inc.
     (a) Pennsylvania Health Corp.
           (b) MRS Orthotics, Inc.
           (b) Mechanicsburg Sub-Acute Rehab Associates
     (a) Pinecrest Rehabilitation Hospital, Inc.
     (a) Rehab Health Corporation of New Jersey
     (a) Rehab Hospital of Florida, Inc.
     (a) Rehab of Melbourne, Inc.
     (a) Rehab-Salt Lake, Inc.
           (b) RHSC/Salt Lake Limited Partnership
     (a) Rehabilitation Hospital Division Consolidation, Inc.
     (a) Rehabilitation Facility at Austin, Inc.
     (a) Rehabilitation Facility at Salt Lake City, Inc.
     (a) Rehabilitation Facility at San Diego, Inc.
     (a) Rehabilitation Facility at San Ramon, Inc.
     (a) Rehabilitation Facility at Texarkana, Inc.
     (a) Rehabilitation Hospital of Gaston County, Inc.
     (a) Rehabilitation Hospital of Wilmington, Inc.
     (a) RHD Alternative Services, Inc.
     (a) R.H.S.C. Columbus, Inc.
     (a) RHSC Corpus Christi, Inc.
           (b) Corpus Christi Rehab Associates Limited Partnership
     (a) R.H.S.C. El Paso, Inc.
     (a) R.H.S.C. Hartford, Inc.
     (a) R.H.S.C. Midland, Inc.
     (a) R.H.S.C. Modesto, Inc.
     (a) R.H.S.C. New London, Inc.
     (a) R.H.S.C. Orlando, Inc.
     (a) R.H.S.C. Prosthetics, Inc.
     (a) R.H.S.C. Rockford, Inc.
     (a) R.H.S.C. San Antonio, Inc.
           (b) San Antonio Associates Limited Partnership
           (b) HCPI/San Antonio Limited Partnership
     (a) R.H.S.C. Stamford, Inc.
     (a) R.H.S.C. Wichita, Inc.
     (a) Sahara Development Company, Inc.
     (a) Salt Lake Rehab Realty, Inc.
           (b) Realty Salt Lake Limited Partnership
     (a) San Antonio Rehab Corporation
     (a) Sebastian County Health Services, Inc.
     (a) South Texas Rehab Corporation
     (a) Transitional Living Center of Broward County, Inc.
     (a) Transitional Living Center of Dallas County, Inc.
     (a) Treasure Coast Health Corporation

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     (a) University Rehabilitation Services, Inc.
     (a) York County Health Corporation
Syndicated Office Systems
T.A.D. Avanti, Inc.
Wilshire Rental Corp.
Women's Medical Center of America, Inc.

INACTIVE CORPORATIONS

Ambulatory Health Systems, Inc. (Inactive)
Medfield Corporation (Inactive)
Medical Investors Management Corporation (Inactive)
MICA of New York, Inc. (Inactive)
National Medical Specialties, Inc. (Inactive)
NME Acquisition, Inc. (Inactive)
NME Partners, Inc. (Inactive)
Westbank Medical Center. Ltd. (Inactive)

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